U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 6, 2006


                                 PETROGEN CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


         00-25579                                        87-0571853
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                         322 - 2000 South Dairy Ashford
                              Houston, Texas 77077
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  713.402.6115
                           ___________________________
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

         On March 6, 2006, the board of directors of Petrogen Corp., a Nevada corporation (the "Company"), pursuant to unanimous consent, approved the adoption of a performance stock incentive plan - 2006 (the "Performance Stock Incentive Plan") with an effective date of March 1, 2006 (the "Effective Date"), pursuant to which shares of the Company's restricted common stock will be allocated and issued into escrow as incentives at an original issue price of $0.001 par value per share (the "Escrowed Performance Shares"). The board of directors deemed adoption and approval of the Performance Stock Incentive Plan to be in the best interests of the Company and its shareholders based upon an analysis of several factors including, but not limited to the following: (i)
retain and attract the best available personnel as directors, management, advisers and consultants of the Company (the "Participants") to enhance the continued successful performance to date of the Company's operational business plan by management; (ii) create inducements and incentives for the Participants based on achievement of certain Company performance criteria to encourage maximization of further operational success and growth of the Company, thus creating substantial value for the shareholders; (iii) provide management of the Company with a measure of control to ensure continuity and successful future performance of the Company's operational business plan goals; and (iv) simultaneously create combined operational efficiency of incentives for management and enhancement of the Company's capital by associated realization costs. Based upon the terms and provisions of the Performance Stock Incentive
Plan:

     (i) an aggregate of 3,500,000 Escrowed Performance Shares can be purchased from escrow by a participant (the "Participant") at a price of $0.50 per share commencing one year from the Effective Date for up to five years;

     (ii) an aggregate of 4,500,000 Escrowed Performance Shares can be purchased from escrow by a Participant at a price of $1.00 per share on or before the first three years after the Effective Date, if the Company's assets increase by 50%, the market share price of the Company's common stock achieves a minimum of $1.25, and the Company's financial statements reflect a minimum $3,000,000 profit before taxes, depletion, amortization and stock based compensation charges;

     (iii) an aggregate of 6,000,000 Escrowed Performance Shares can be purchased from escrow by a Participant at a price of $1.25 per share on or before the first five years after the Effective Date, if the Company's assets increase by 100%, the market share price of the Company's common stock achieves a minimum of $2.00, and the Company's financial statements show a minimum $6,000,000 profit before taxes, depletion, amortization and stock based compensation charges;

     (iv) an aggregate of 7,500,000 Escrowed Performance Shares can be purchased from escrow by a Participant at a price of $1.50 per share on or before the first seven years after the Effective Date, if the Company's assets increase by 200%, the market share price of the Company's common stock achieves a minimum of $3.00, and the Company's financial statements show a minimum of $9,000,000 profit before taxes, depletion, amortization and stock based compensation charges; and

     (v) an aggregate of 8,500,000 Escrowed Performance Shares can be purchased from escrow by a Participant at a price of $2.00 per share on or before the termination date, if the Company's assets increase by 400%, the market share price of the Company's common stock achieves a minimum of $4.00, and the Company's financial statements show a minimum of $15,000,000 profit before taxes, depletion, amortization and stock based compensation charges.

         The Escrowed Performance Shares shall participate as to all the rights of a shareholder, including voting rights, except that until earned and paid from escrow, the Escrowed Performance Shares shall not participate in dividends, assets or other distributions. The Escrowed Performance Shares can be purchased by the Participant: (i) cash; (ii) shares of common stock which are already owned by the participant and have an aggregate market referenced value as determined by the board; (iii) any other legal consideration that the board may deem appropriate; and (iv) a cashless exercise based upon a certain formula. Any Escrowed Performance Shares not earned during the specified time frame set forth above may be carried forward. At termination of the Performance Stock Incentive Plan, all Escrowed Performance Shares not earned will be returned to treasury.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         As of the date of this Report, there are a total of 36,976,807 shares of common stock issued and outstanding. The board of directors of the Company, by unanimous consent, has further designated, allocated and issued into escrow a certain number of Escrowed Performance Shares to the following Participants. After such issuance of the Escrowed Performance Shares, there will be a total of 66,976,807 shares of common stock issued and outstanding thus effecting a change in control of the Company.

Name                Number of Shares    Number of Escrowed       Total Number
                     Currently Held     Performance Shares      Shares Held of
                       Of Record             Awarded          Record After Award
________________________________________________________________________________

Sacha Spindler         2,741,310            15,000,000            17,741,310

Sam Sen                  750,000             6,000,000             6,750,000

Louis Fruchier           260,000             2,500,000             2,760,000

Justin Perryman          654,000             2,000,000             2,654,000

Tim Russell              268,000             1,000,000             1,268,000

Brian Fiddler             50,000             1,000,000             1,050,000

Viking Investment            -0-             2,500,000             2,500,000
 Management

Total                  4,923,310            30,000,000            34,923,310
________________________________________________________________________________

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding common stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of common stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

________________________________________________________________________________
                                                       (1)
Name and Address                 Beneficial Number of      Nature     Percentage
 of Owner                            Shares Owned       of Ownership  Ownership
________________________________________________________________________________
                                              (2)
Sacha Spindler                      19,417,310             Direct       28.28%
322 - 2000 South Dairy Ashford
Houston, Texas 77077
                                              (3)
Sam Sen                              6,750,000             Direct       10.08%
322 - 2000 South Dairy Ashford
Houston, Texas 77077
                                              (4)
Justin Perryman                      3,458,988             Direct        5.10%
322 - 2000 South Dairy Ashford
Houston, Texas 77077
                                              (5)
Timothy Russell                      1,486,229             Direct        2.21%
322 - 2000 South Dairy Ashford
Houston, Texas 77077
                                              (6)
Brian Fiddler                        1,050,000             Direct        1.57%
322 - 2000 South Dairy Ashford
Houston, Texas 77077
                                              (7)
All officers/directors as a         32,162,527             Direct      46.167%
group (5 persons)
________________________________________________________________________________

(1)  These are restricted shares of common stock.
(2) This figure includes: (i) 17,741,310 shares of restricted common stock, of which 15,000,000 shares are Escrowed Performance Shares subject to the terms and provisions of the Performance Stock Incentive Plan; and (ii) the assumption of the exercise of 1,676,000 Stock Options into 1,676,000 shares of common stock.
(3) This figure includes 6,750,000 shares of restricted common stock, of which 6,000,000 shares are Escrowed Performance Shares subject to the terms and provisions of the Performance Stock Incentive Plan.
(4) This figure includes: (i) 2,653,988 shares of restricted common stock, of which 2,000,000 shares are Escrowed Performance Shares subject to the terms and provisions of the Performance Stock Incentive Plan; and (ii) the assumption of the exercise of 805,000 Stock Options into 805,000 shares of common stock.
(5) This figure includes: (i) 1,267,696 shares of restricted common stock, of which 1,000,000 shares are Escrowed Performance Shares subject to the terms and provisions of the Performance Stock Incentive Plan; and (ii) the assumption of the exercise of 218,533 Stock Options into 218,533 shares of common stock.
(6) This figure includes 1,050,000 shares of restricted common stock, of which 1,000,000 shares are Escrowed Performance Shares subject to the terms and provisions of the Performance Stock Incentive Plan.
(7) This figure includes: (i) 29,462,994 shares of restricted common stock, of which 25,000,000 shares are Escrowed Performance Shares subject to the terms and provisions of the Performance Stock Incentive Plan; and (ii) the assumption of the exercise of 2,699,533 Stock Options into 2,699,533 shares of common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

              Not applicable.

     (b)  Pro Forma Financial Information.

              Not applicable.

     (c)  Exhibits.

              10.1 Petrogen Corp. Performance Stock Incentive Plan - 2006

                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 PETROGEN CORP.



Date:  March 6, 2006                        By: /s/ SACHA SPINDLER
                                                ___________________________
                                                    Sacha Spindler
                                                    Chief Executive Officer